Avenue Mutual Funds Trust

Supplement dated April 18, 2018 to the Prospectus dated February 28, 2018, as supplemented from time to time; and to the Statement of Additional Information dated February 28, 2018, as supplemented from time to time

Disclosure Related to Avenue Credit Strategies Fund
(the "Fund")

The Fund was liquidated on March 14, 2018. The Fund is no longer in operation, and as a result, shares of the Fund are no longer available for purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS